UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2005

Protective Life Insurance Company
(Exact name of registrant as specified in its charter)

Tennessee (State or other jurisdiction of incorporation)	001-31901 (Commission File Number)	63-0169720 (IRS Employer Identification No.)

Protective Life Insurance Company
2801 Highway 280 South
Birmingham, Alabama
(Address of principal executive offices)
35223
(Zip Code)

Registrant's telephone number, including area code: (205) 268-1000

Item 9.01 Financial Statements and Exhibits

        The following documents are filed with reference to and are hereby incorporated by reference into the Registration Statement on Form S-3 (File No. 333-100944), as amended, of Protective Life Insurance Company, filed with the Securities and Exchange Commission on November 1, 2002 and amended on November 7, 2003 and November 12, 2003.

  (c)
  Exhibits
Exhibit 5.1	Opinion of Nancy Kane, in-house counsel to Protective Life Insurance Company.
Exhibit 5.2	Opinion of Richards, Layton & Finger, P.A., special Delaware counsel to Protective Life Insurance Company, relating to Protective Life Secured Trust 2005-8.
Exhibit 5.3	Opinion of Richards, Layton & Finger, P.A., special Delaware counsel to Protective Life Insurance Company, relating to Protective Life Secured Trust 2005-9.
Exhibit 5.4	Opinion of William L. McCarty, in-house counsel to Protective Life Insurance Company.
Exhibit 8	Opinion of Debevoise & Plimpton LLP (re: tax matters).
Exhibit 23.1	Consent of Nancy Kane, in-house counsel to Protective Life Insurance Company (included in Exhibit 5.1).
Exhibit 23.2	Consent of Richards, Layton & Finger, P.A. (included in Exhibits 5.2 and 5.3).
Exhibit 23.3	Consent of William L. McCarty, in-house counsel to Protective Life Insurance Company (included in Exhibit 5.4).
Exhibit 23.4	Consent of Debevoise & Plimpton LLP (included in Exhibit 8).

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Protective Life Insurance Company (Registrant)
Date: April 20, 2005	By:	/s/ JUDY WILSON Name: Judy Wilson Title: Senior Vice President

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 5.1	Opinion of Nancy Kane, in-house counsel to Protective Life Insurance Company.
Exhibit 5.2	Opinion of Richards, Layton & Finger, P.A., special Delaware counsel to Protective Life Insurance Company, relating to Protective Life Secured Trust 2005-8.
Exhibit 5.3	Opinion of Richards, Layton & Finger, P.A., special Delaware counsel to Protective Life Insurance Company, relating to Protective Life Secured Trust 2005-9.
Exhibit 5.4	Opinion of William L. McCarty, in-house counsel to Protective Life Insurance Company.
Exhibit 8	Opinion of Debevoise & Plimpton LLP (re: tax matters).
Exhibit 23.1	Consent of Nancy Kane, in-house counsel to Protective Life Insurance Company (included in Exhibit 5.1).
Exhibit 23.2	Consent of Richards, Layton & Finger, P.A. (included in Exhibits 5.2 and 5.3).
Exhibit 23.3	Consent of William L. McCarty, in-house counsel to Protective Life Insurance Company (included in Exhibit 5.4).
Exhibit 23.4	Consent of Debevoise & Plimpton LLP (included in Exhibit 8).